                                                               EXHIBIT NO. 99.13

                                    MFS FUNDS
 AMENDED AND RESTATED MASTER DISTRIBUTION PLAN PURSUANT TO RULE 12b-1 UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                           Effective January 1, 1997,
                       Amended and Restated April 17, 2002

         This Distribution Plan (the "Plan") has been adopted by each of the registered investment companies identified from time to time on Exhibit A hereto (the "Trust" or "Trusts"), severally and not jointly, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), and sets forth the material aspects of the financing of the distribution of the classes of shares representing interests in the same portfolio issued by the Trusts.

                                   WITNESSETH:


WHEREAS, each Trust is engaged in business as an open-end management investment company and is registered under the 1940 Act, some consisting of multiple investment portfolios or series, each of which has separate investment objectives and policies and segregated assets (the "Fund" or "Funds"); and

WHEREAS, each Fund intends to distribute its Shares of Beneficial Interest (without par value) ("Shares") in accordance with Rule 12b-1 under the 1940 Act, and desires to adopt this Distribution Plan as a plan of distribution pursuant to such Rule; and

WHEREAS, each Fund presently offers multiple classes of Shares, some Funds presently offering only certain classes of Shares to investors;

WHEREAS, each Trust has entered into a distribution agreement (the "Distribution Agreement") in a form approved by the Board of Trustees of each Trust (the "Board of Trustees") in the manner specified in Rule 12b-1, with MFS Fund Distributors, Inc., a Delaware corporation, as distributor (the "Distributor"), whereby the Distributor provides facilities and personnel and renders services to each Fund in connection with the offering and distribution of Shares; and

WHEREAS, each Trust recognizes and agrees that the Distributor may retain the services of firms or individuals to act as dealers (the "Dealers") of the Shares in connection with the offering of Shares; and

WHEREAS, the Distribution Agreement provides that: (a) a sales charge may be paid by investors who purchase certain classes of Shares and that the Distributor and Dealers will receive such sales charge as partial compensation for their services in connection with the sale of these classes of Shares, and
(b) the Distributor may (but is not required to) impose certain deferred sales charges in connection with the repurchase of Shares and the Distributor may retain or receive from a fund, as the case may be, all such deferred sales charges; and

WHEREAS, the Board of Trustees of each Trust, in considering whether each Fund should adopt and implement this Plan, has evaluated such information as it deemed necessary to an informed determination as to whether this Plan should be adopted and implemented and has considered such pertinent factors as it deemed necessary to form the basis for a decision to use assets of a Fund for such purposes, and has determined that there is a reasonable likelihood that the adoption and implementation of this Plan will benefit the Fund and its shareholders; and

NOW THEREFORE, the Board of Trustees of each Trust hereby adopts this Plan for each Fund as a plan of distribution in accordance with Rule 12b-1, relating to the classes of Shares each Fund from time to time offers, on the following terms and conditions:

1.       SERVICES PROVIDED AND EXPENSES BORNE BY DISTRIBUTOR.

         1.1. As specified in the Distribution Agreement, the Distributor shall provide facilities, personnel and a program with respect to the offering and sale of Shares. Among other things, the Distributor shall be responsible for any commissions payable to Dealers (including any ongoing maintenance commissions), all expenses of printing (excluding typesetting) and distributing prospectuses to prospective shareholders and providing such other related services as are reasonably necessary in connection therewith.

         1.2. The Distributor shall bear all distribution-related expenses to the extent specified in the Distribution Agreement in providing the services described in Section 1.1, including, without limitation, the compensation of personnel necessary to provide such services and all costs of travel, office expenses (including rent and overhead), equipment, printing, delivery and mailing costs.

2.       DISTRIBUTION FEES AND SERVICE FEES.

         2.1      Distribution and Service Fees Common to Each Class of Shares.

                  2.1.1. Service Fees. As partial consideration for the personal services and/or account maintenance services performed by each Dealer in the performance of its obligations under its dealer agreement with the Distributor, each Fund shall pay each Dealer a service fee periodically at a rate not to exceed 0.25% per annum of the portion of the average daily net assets of the Fund that is represented by the Class of Shares that are owned by investors for whom such Dealer is the holder or dealer of record. That portion of the Fund's average daily net assets on which the fees payable under this Section 2.1.1. hereof are calculated may be subject to certain minimum amount requirements as may be determined, and additional or different dealer qualification standards that may be established, from time to time, by the Distributor. The Distributor shall be entitled to be paid any fees payable under this Section 2.1.1. hereof with respect to Shares for which no Dealer of record exists or qualification standards have not been met as partial consideration for personal services and/or account maintenance services provided by the Distributor to those Shares. The service fee payable pursuant to this Section 2.1.1. may from time to time be paid by a Fund to the Distributor and the Distributor will then pay these fees to Dealers on behalf of the Fund or retain them in accordance with this paragraph.

                  2.1.2. Distribution Fees. As partial consideration for the services performed as specified in the Distribution Agreement and expenses incurred in the performance of its obligations under the Distribution Agreement, a Fund shall pay the Distributor a distribution fee periodically at a rate based on the average daily net assets of a Fund attributable to the designated Class of Shares. The amount of the distribution fee paid by the Fund differs with respect to each Class of Shares, as does the use by the Distributor of such distribution fees.

         2.2.     Distribution Fees Relating to Class A and Class 529A Shares

                  2.2.1. It is understood that the Distributor may impose certain deferred sales charges in connection with the repurchase of Class A and Class 529A Shares by a Fund and the Distributor may retain (or receive from the Fund, as the case may be) all such deferred sales charges. Each Fund listed on Exhibit B hereto shall pay the Distributor a distribution fee periodically at a rate of 0.10% per annum of average daily net assets of the Fund attributable to Class A Shares. Each Fund listed on Exhibit C hereto shall pay the Distributor a distribution fee periodically at a rate not to exceed 0.25% per annum of average daily net assets of the Fund attributable to Class A Shares and Class 529A Shares, as noted on Exhibit C.

                  2.2.2. The aggregate amount of fees and expenses paid pursuant to Sections 2.1. and 2.2. hereof shall not exceed 0.35% per annum of the average daily net assets attributable to Class A Shares of each Fund listed on Exhibit B hereto and 0.50% per annum of the average daily net assets attributable to Class A Shares and Class 529A Shares of each Fund listed on Exhibit C, hereto, respectively.

         2.3.     Distribution Fees Relating to Class B and Class 529B Shares

                  2.3.1. It is understood that the Distributor may impose certain deferred sales charges in connection with the repurchase of Class B and Class 529B Shares by a Fund and the Distributor may retain (or receive from the Fund, as the case may be) all such deferred sales charges. As additional consideration for all services performed and expenses incurred in the performance of its obligations under the Distribution Agreement relating to Class B and Class 529B Shares, a Fund shall pay the Distributor a distribution fee periodically at a rate not to exceed 0.75% per annum of the Fund's average daily net assets attributable to Class B and Class 529B Shares.

                  2.3.2. Each Fund understands that agreements between the Distributor and the Dealers may provide for payment of commissions to Dealers in connection with the sale of Class B and Class 529B Shares and may provide for a portion (which may be all or substantially all) of the fees payable by a Fund to the Distributor under the Distribution Agreement to be paid by the

                  Distributor to the Dealers in consideration of the Dealer's services as a dealer of the Class B and Class 529B Shares. Except as described in Section 2.1., nothing in this Plan shall be construed as requiring a Fund to make any payment to any Dealer or to have any obligations to any Dealer in connection with services as a dealer of Class B or Class 529B Shares. The Distributor shall agree and undertake that any agreement entered into between the Distributor and any Dealer shall provide that, except as provided in Section 2.1., such Dealer shall look solely to the Distributor for compensation for its services thereunder and that in no event shall such Dealer seek any payment from the Fund.

         2.4.     Distribution Fees Relating to Class C and Class 529C Shares

                  2.4.1. It is understood that the Distributor may (but is not required to) impose certain deferred sales charges in connection with the repurchase of Class C and Class 529C Shares by a Fund and the Distributor may retain (or receive from the Fund, as the case may be) all such deferred sales charges. As additional consideration for all services performed and expenses incurred in the performance of its obligations under the Distribution Agreement relating to Class C and Class 529C Shares, a Fund shall pay the Distributor a distribution fee periodically at a rate not to exceed 0.75% per annum of the Fund's average daily net assets attributable to Class C and Class 529C Shares.

                  2.4.2. Each Fund understands that agreements between the Distributor and the Dealers may provide for payment of commissions to Dealers in connection with the sales of Class C and Class 529C Shares and may provide for a portion (which may be all or substantially all) of the fees payable by a Fund to the Distributor under the Distribution Agreement to be paid to the Dealers in consideration of the Dealer's services as a dealer of the Class C and Class 529C Shares. Except as described in Section 2.1., nothing in this Plan shall be construed as requiring a Fund to make any payment to any Dealer or to have any obligations to any Dealer in connection with services as a dealer of Class C or Class 529C Shares. The Distributor shall agree and undertake that any agreement entered into between the Distributor and any Dealer shall provide that, except as provided in Section 2.1., such Dealer shall look solely to the Distributor for compensation for its services thereunder and that in no event shall such Dealer seek any payment from the Fund.

         2.5.     Distribution Fees Relating to Class J Shares

                  2.5.1. It is understood that the Distributor may (but is not required to) impose certain deferred sales charges in connection with the repurchase of Class J Shares by a Fund and the Distributor may retain (or receive from the Fund, as the case may be) all such deferred sales charges. As additional consideration for all services performed and expenses incurred in the performance of its obligations under the Distribution Agreement relating to Class J Shares, a Fund shall pay the Distributor a distribution fee periodically at a rate not to exceed 0.50% (in the case of the MFS Emerging Growth Fund), 0.70% (in the case of the MFS Global Equity Fund) or 0.75% (in the case of the Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund and MFS Strategic Growth Fund) per annum of the Fund's average daily net assets attributable to Class J Shares.

                  2.5.2. Each Fund understands that agreements between the Distributor and the Dealers may provide for payment of commissions to Dealers in connection with the sale of Class J Shares and may provide for a portion (which may be all or substantially all) of the fees payable by a Fund to the Distributor under the Distribution Agreement to be paid by the Distributor to the Dealers in consideration of the Dealer's services as a dealer of the Class J Shares. Except as described in Section 2.1., nothing in this Plan shall be construed as requiring a Fund to make any payment to any Dealer or to have any obligations to any Dealer in connection with services as a dealer of Class J Shares. The Distributor shall agree and undertake that any agreement entered into between the Distributor and any Dealer shall provide that, except as provided in Section 2.1., such Dealer shall look solely to the Distributor for compensation for its services thereunder and that in no event shall such Dealer seek any payment from the Fund.

3. EXPENSES BORNE BY FUND. Each Fund shall pay all fees and expenses of any independent auditor, legal counsel, investment adviser, administrator, transfer agent, custodian, shareholder servicing agent, registrar or dividend disbursing agent of the Fund; expenses of distributing and redeeming Shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of a Fund, except that the Distributor shall be responsible for the distribution-related expenses as provided in Section 1 hereof.

4. ACTION TAKEN BY THE TRUST. Nothing herein contained shall be deemed to require a Trust to take any action contrary to its Declaration of Trust or By-laws or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of Trustees of the responsibility for and control of the conduct of the affairs of a Fund.

5. EFFECTIVENESS OF PLAN. This Plan shall become effective upon (a) approval by a vote of at least a "majority of the outstanding voting securities" of each particular class of Shares (unless previously so approved or unless such approval is not required under applicable law), and (b) approval by a vote of the Board of Trustees and a vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Trustees"), such votes to be cast in person at a meeting called for the purpose of voting on this Plan.

6. DURATION OF PLAN. This Plan shall continue in effect indefinitely; provided however, that such continuance is "specifically approved at least annually" by vote of both a majority of the Trustees of the Trust and a majority of the Qualified Trustees, such votes to be cast in person at a meeting called for the purpose of voting on the continuance of this Plan. If such annual approval is not obtained, this Plan, with respect to the classes of Shares with respect to which such approval was not obtained, shall expire 12 months after the effective date of the last approval.

7. AMENDMENTS OF PLAN. This Plan may be amended at any time by the Board of Trustees; provided that this Plan may not be amended to increase materially the amount of permitted expenses hereunder without the approval of holders of a "majority of the outstanding voting securities" of the affected Class of Shares and may not be materially amended in any case without a vote of a majority of both the Trustees and the Qualified Trustees. This Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or by a vote of the holders of a "majority of the outstanding voting securities" of Shares.

8. REVIEW BY BOARD OF TRUSTEES. Each Fund and the Distributor shall provide the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended under this Plan and the purposes for which such expenditures were made.

9. SELECTION AND NOMINATION OF QUALIFIED TRUSTEES. While this Plan is in effect, the selection and nomination of Qualified Trustees shall be committed to the discretion of the Trustees who are not "interested persons" of the Trust.

10. DEFINITIONS; COMPUTATION OF FEES. For the purposes of this Plan, the terms "interested persons", "majority of the outstanding voting securities" and "specifically approved at least annually" are used as defined in the 1940 Act or the rules and regulations adopted thereunder and in accordance with each Trust's Declaration of Trust. All references herein to "Fund" shall be deemed to refer to a Trust where such Trust does not have multiple portfolios or series. In addition, for purposes of determining the fees payable to the Distributor hereunder, (i) the value of a Fund's net assets shall be computed in the manner specified in each Fund's then-current prospectus and statement of additional information for computation of the net asset value of Shares of the Fund and (ii) the net asset value per Share of a particular class shall reflect any plan adopted under Rule 18f-3 under the 1940 Act.

11. RETENTION OF PLAN RECORDS. Each Trust shall preserve copies of this Plan, and each agreement related hereto and each report referred to in
         Section 8 hereof (collectively, the "Records") for a period of six years from the end of the fiscal year in which such Record was made and each such record shall be kept in an easily accessible place for the first two years of said record-keeping.

12. APPLICABLE LAW. This Plan shall be construed in accordance with the laws of The Commonwealth of Massachusetts and the applicable provisions of the 1940 Act.

13. SEVERABILITY OF PLAN. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby. The provisions of this Plan are severable with respect to each Class of Shares offered by a Fund and with respect to each Fund.

14. SCOPE OF TRUST'S OBLIGATION. A copy of the Declaration of Trust of each Trust is on file with the Secretary of State of The Commonwealth of

         Massachusetts. It is acknowledged that the obligations of or arising out of this Plan are not binding upon any of the Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. If this Plan is adopted by the Trust on behalf of one or more series of the Trust, it is further acknowledged that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations of or arising out of this Plan are binding solely upon the assets or property of the series on whose behalf the Trust has adopted this Plan. If the Trust has adopted this Plan on behalf of more than one series of the Trust, it is also acknowledged that the obligations of each series hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and no series shall be responsible for the obligations of another series.

                                                                       EXHIBIT A

               FUNDS AND SHARE CLASSES COVERED BY RULE 12b-1 PLAN
                              AS OF: APRIL 17, 2002

                                                              CLASSES OF SHARES
                                                            COVERED BY RULE 12B-1          DATE RULE 12B-1 PLAN
            FUND                                                   PLAN                          ADOPTED
            ----                                            ---------------------          ---------------------
MFS SERIES TRUST I
MFS Cash Reserve Fund                                       A,B,C, 529A, 529B and            January 1, 1997; April
                                                                     529C                    17, 2002 (529 Share
                                                                                             Classes)
MFS Core Growth Fund                                                A,B,C                    January 1, 1997
MFS Global Asset Allocation Fund                                    A,B,C                    January 1, 1997
MFS Global Telecommunications Fund                                  A, B,C                   April 12, 2000
MFS Japan Equity Fund                                               A, B,C                   April 12, 2000
MFS Managed Sectors Fund                                            A,B,C                    January 1, 1997,
                                                                                             April 12, 2000 (C
                                                                                             shares)
MFS New Discovery Fund                                      A,B,C, 529A, 529B and            January 1, 1997; April
                                                                     529C                    17, 2002 (529 Share
                                                                                             Classes)
MFS Research Growth and Income Fund                                 A,B,C                    January 1, 1997
MFS Research International Fund                             A,B,C, 529A, 529B and            January 1, 1997; April
                                                                     529C                    17, 2002 (529 Share
                                                                                             Classes)
MFS Strategic Growth Fund                                  A,B,C,J, 529A, 529B and           January 1, 1997;
                                                                     529C                    December 8, 1999 (J
                                                                                             shares) ; April 17,
                                                                                             2002 (529 Share Classes)
MFS Technology Fund                                                 A,B,C                    January 1, 1997
MFS Value Fund                                              A,B,C, 529A, 529B and            January 1, 1997; April
                                                                     529C                    17, 2002 (529 Share
                                                                                             Classes)
MFS SERIES TRUST II
MFS Emerging Growth Fund                                     A,B,C, J, 529A, 529B            January 1, 1997;
                                                                   and 529C                  May 27, 1998 (J shares);
                                                                                             April 17, 2002 (529
                                                                                             Share Classes)

                                                                       EXHIBIT A
                                                                     (continued)

                                                              CLASSES OF SHARES
                                                            COVERED BY RULE 12B-1          DATE RULE 12B-1 PLAN
            FUND                                                   PLAN                          ADOPTED
            ----                                            ---------------------          ---------------------
MFS Large Cap Growth Fund                                            A,B                     January 1, 1997
MFS SERIES TRUST III
MFS High Income Fund                                        A,B,C, 529A, 529B and            January 1, 1997; April
                                                                     529C                    17, 2002 (529 Share
                                                                                             Classes)
MFS High Yield Opportunities Fund                                   A,B,C                    July 1, 1998
MFS Municipal High Income Fund                                       B,C                     September 16, 1998
MFS SERIES TRUST IV
MFS Mid Cap Growth Fund                                     A,B,C, 529A, 529B and            January 1, 1997; April
                                                                     529C                    17, 2002 (529 Share
                                                                                             Classes)
MFS Municipal Bond Fund                                               B                      January 1, 1997
MFS SERIES TRUST V
MFS International New Discovery Fund                        A,B,C, 529A, 529B and            October 8, 1997; April
                                                                     529C                    17, 2002 (529 Share
                                                                                             Classes)
MFS International Strategic Growth Fund                             A,B,C                    October 8, 1997
MFS International Value Fund                                        A,B,C                    October 8, 1997
MFS Research Fund                                           A,B,C, 529A, 529B and            January 1, 1997; April
                                                                     529C                    17, 2002 (529 Share
                                                                                             Classes)
MFS Total Return Fund                                       A,B,C, 529A, 529B and            January 1, 1997; April
                                                                     529C                    17, 2002 (529 Share
                                                                                             Classes)
MFS SERIES TRUST VI
MFS Global Equity Fund                                             A,B,C,J                   January 1, 1997;
                                                                                             April 14, 1999 (J
                                                                                             shares)
MFS Global Total Return Fund                                        A,B,C                    January 1, 1997
MFS Utilities Fund                                                  A,B,C                    January 1, 1997
MFS SERIES TRUST VII
MFS Capital Opportunities Fund                              A,B,C, 529A, 529B and            January 1, 1997; April
                                                                     529C                    17, 2002 (529 Share
                                                                                             Classes)
MFS SERIES TRUST VIII
MFS Global Growth Fund                                              A,B,C                    January 1, 1997
MFS Strategic Income Fund                                           A,B,C                    January 1, 1997
MFS Tax Managed Equity Fund                                         A,B,C                    December 31, 2001

                                                                       EXHIBIT A
                                                                     (continued)

                                                              CLASSES OF SHARES
                                                            COVERED BY RULE 12B-1          DATE RULE 12B-1 PLAN
            FUND                                                   PLAN                          ADOPTED
            ----                                            ---------------------          ---------------------
MFS SERIES TRUST IX
MFS Bond Fund                                               A,B,C, 529A, 529B and            January 1, 1997; April
                                                                     529C                    17, 2002 (529 Share
                                                                                             Classes)
MFS Emerging Opportunities Fund                                     A,B,C                    May 3, 1999
MFS High Quality Bond Fund                                          A,B,C                    May 3, 1999
MFS Intermediate Investment Grade Bond Fund                         A,B,C                    January 4, 1999
MFS Large Cap Value Fund                                            A,B,C                    May 3, 1999
MFS Limited Maturity Fund                                   A,B,C, 529A, 529B and            January 1, 1997; April
                                                                     529C                    17, 2002 (529 Share
                                                                                             Classes)
MFS Municipal Limited Maturity Fund                                 A,B,C                    January 1, 1997
MFS Research Bond Fund                                      A,B,C, 529A, 529B and            January 4, 1999; April
                                                                     529C                    17, 2002 (529 Share
                                                                                             Classes)
MFS SERIES TRUST X
MFS Emerging Companies Fund                                         A,B,C                    May 16, 2001
MFS Emerging Markets Debt Fund                                      A,B,C                    March 17, 1998
MFS Emerging Markets Equity Fund                                    A,B,C                    January 1, 1997
MFS European Equity Fund                                            A,B,C                    August 1, 1999
MFS Fundamental Growth Fund                                         A,B,C                    December 20, 2000
MFS Gemini Large Cap U.S. Fund                                      A,B,C                    December 20, 2000
MFS Gemini U.K. Fund                                                A,B,C                    December 20, 2000
MFS Global Conservative Equity Fund                                 A,B,C                    December 20, 2000
MFS Global Health Sciences Fund                                     A,B,C                    December 20, 2000
MFS Government Mortgage Fund                                         A,B                     January 1, 1997
MFS High Yield Fund                                                 A,B,C                    August 1, 1999
MFS Income Fund                                                     A,B,C                    August 1, 1999
MFS International ADR Fund                                          A,B,C                    December 20, 2000
MFS International Core Equity Fund                                  A,B,C                    December 20, 2000
MFS International Growth Fund                                       A,B,C                    January 1, 1997
MFS International Investors Trust                                   A,B,C                    January 1, 1997
MFS Mid Cap Equity Fund                                             A,B,C                    September 20, 2000
MFS Multi Cap Growth Fund                                           A,B,C                    December 20, 2000
MFS Select Growth Fund                                              A,B,C                    May 16, 2001
MFS Strategic Value Fund                                    A,B,C, 529A, 529B and            March 17, 1998; April
                                                                     529C                    17, 2002 (529 Share
                                                                                             Classes)

                                                                       EXHIBIT A
                                                                     (continued)

                                                              CLASSES OF SHARES
                                                            COVERED BY RULE 12B-1          DATE RULE 12B-1 PLAN
            FUND                                                   PLAN                          ADOPTED
            ----                                            ---------------------          ---------------------
MFS Conservative Allocation Fund                            A,B,C, 529A, 529B and            April 17, 2002
                                                                     529C
MFS Moderate Allocation Fund                                A,B,C, 529A, 529B and            April 17, 2002
                                                                     529C
MFS Growth Allocation:Fund                                  A,B,C, 529A, 529B and            April 17, 2002
                                                                     529C
MFS Aggressive Growth Allocation Fund                       A,B,C, 529A, 529B and            April 17, 2002
                                                                     529C
MFS SERIES TRUST XI
MFS Mid Cap Value Fund                                      A, B,C, 529A, 529B and           July 19, 2001; April
                                                                     529C                    17, 2002 (529 Share
                                                                                             Classes)
MFS Union Standard Equity Fund                                      A, B,C                   July 30, 1997
Vertex Contrarian Fund                                              A, B,C                   April 29, 1998
Vertex International Fund                                           A, B,C                   April 29, 1998
STAND ALONE FUNDS
Massachusetts Investors Growth Stock Fund                          A,B,C,J                   January 1, 1997;
                                                                                             September 20, 2000 (J
                                                                                             shares)
Massachusetts Investors Trust                                      A,B,C,J                   January 1, 1997;
                                                                                             November 17, 1999 (J
                                                                                             shares)
MFS Government Limited Maturity Fund                                A,B,C                    January 1, 1997
MFS Government Securities Fund                                      A,B,C                    January 1, 1997
MFS Growth Opportunities Fund                                        A,B                     January 1, 1997
MFS MUNICIPAL SERIES TRUST
MFS Alabama Municipal Bond Fund                                      A,B                     January 1, 1997
MFS Arkansas Municipal Bond Fund                                     A,B                     January 1, 1997
MFS California Municipal Bond Fund                                  A,B,C                    January 1, 1997
MFS Florida Municipal Bond Fund                                      A,B                     January 1, 1997
MFS Georgia Municipal Bond Fund                                      A,B                     January 1, 1997
MFS Maryland Municipal Bond Fund                                     A,B                     January 1, 1997
MFS Massachusetts High Income Tax Free Fund                          A,B                     June 11, 1999
MFS Massachusetts Municipal Bond Fund                                A,B                     January 1, 1997
MFS Mississippi Municipal Bond Fund                                  A,B                     January 1, 1997
MFS Municipal Income Fund                                           A,B,C                    January 1, 1997
MFS New York High Income Tax Free Fund                               A,B                     June 11, 1999

                                                                       EXHIBIT A
                                                                     (continued)

                                                              CLASSES OF SHARES
                                                            COVERED BY RULE 12B-1          DATE RULE 12B-1 PLAN
            FUND                                                   PLAN                          ADOPTED
            ----                                            ---------------------          ---------------------
MFS New York Municipal Bond Fund                                    A,B,C                    January 1, 1997;
                                                                                             October 11, 2000 (C
                                                                                             shares)
MFS North Carolina Municipal Bond Fund                              A,B,C                    January 1, 1997
MFS Pennsylvania Municipal Bond Fund                                 A,B                     January 1, 1997
MFS South Carolina Municipal Bond Fund                               A,B                     January 1, 1997
MFS Tennessee Municipal Bond Fund                                    A,B                     January 1, 1997
MFS Virginia Municipal Bond Fund                                    A,B,C                    January 1, 1997
MFS West Virginia Municipal Bond Fund                                A,B                     January 1, 1997

                                                                       EXHIBIT B

                              AS OF: APRIL 17, 2002

MFS SERIES TRUST I
       MFS Cash Reserve Fund
       MFS Core Growth Fund
       MFS Global Telecommunications Fund
       MFS Japan Equity Fund
       MFS Managed Sectors Fund
       MFS New Discovery Fund
       MFS Research Growth & Income Fund
       MFS Research International Fund
       MFS Strategic Growth Fund
       MFS Technology Fund
       MFS Value Fund
MFS SERIES TRUST II
       MFS Emerging Growth Fund
       MFS Large Cap Growth Fund
MFS SERIES TRUST III
       MFS High Income Fund
       MFS High Yield Opportunities Fund
MFS SERIES RUST IV
       MFS Mid Cap Growth Fund
MFS SERIES TRUST V
       MFS International New Discovery Fund
       MFS Research Fund
       MFS Total Return Fund
MFS SERIES TRUST VI
       MFS Global Equity Fund
       MFS Global Total Return Fund
       MFS Utilities Fund
MFS SERIES TRUST VII
       MFS Capital Opportunities Fund
MFS SERIES TRUST VIII
       MFS Global Growth Fund
       MFS Strategic Income Fund
       MFS Tax Managed Equity Fund
MFS SERIES TRUST IX
       MFS Bond Fund
       MFS Emerging Opportunities Fund
       MFS High Quality Bond Fund
       MFS Intermediate Investment Grade Bond Fund
       MFS Large Cap Value Fund
       MFS Limited Maturity Fund

                                                                       EXHIBIT B
                                                                     (Continued)

        MFS Municipal Limited Maturity Fund
        MFS Research Bond Fund
MFS SERIES TRUST X
        MFS Emerging Companies Fund
        MFS Emerging Markets Debt Fund
        MFS European Equity Fund
        MFS Fundamental Growth Fund
        MFS Gemini Large Cap U.S. Fund
        MFS Gemini U.K. Fund
        MFS Global Conservative Equity Fund
        MFS Global Health Sciences Fund
        MFS Government Mortgage Fund
        MFS High Yield Fund
        MFS Income Fund
        MFS International ADR Fund
        MFS International Core Equity Fund
        MFS Mid Cap Equity Fund
        MFS Multi Cap Growth Fund
        MFS Select Growth Fund
        MFS Strategic Value Fund
MFS SERIES TRUST XI
        MFS Mid Cap Value Fund
        MFS Union Standard Equity Fund
        Vertex Contrarian Fund
        Vertex International Fund
MFS MUNICIPAL SERIES TRUST
        MFS Alabama Municipal Bond Fund
        MFS Arkansas Municipal Bond Fund
        MFS California Municipal Bond Fund
        MFS Florida Municipal Bond Fund
        MFS Georgia Municipal Bond Fund
        MFS Maryland Municipal Bond Fund
        MFS Massachusetts High Income Tax Free Fund
        MFS Massachusetts Municipal Bond Fund
        MFS Mississippi Municipal Bond Fund
        MFS Municipal Income Fund
        MFS New York High Income Tax Free Fund
        MFS New York Municipal Bond Fund
        MFS North Carolina Municipal Bond Fund
        MFS Pennsylvania Municipal Bond Fund
        MFS South Carolina Municipal Bond Fund
        MFS Tennessee Municipal Bond Fund
        MFS Virginia Municipal Bond Fund

                                                                       EXHIBIT B
                                                                     (Continued)

        MFS West Virginia Municipal Bond Fund
STAND ALONE FUNDS
        Massachusetts Investors Growth Stock Fund
        Massachusetts Investors Trust
        MFS Government Limited Maturity Fund
        MFS Government Securities Fund
        MFS Growth Opportunities Fund

                                                                       EXHIBIT C


                              AS OF: APRIL 17, 2002

CLASS A SHARES

MFS SERIES TRUST I
       MFS Global Asset Allocation Fund
MFS SERIES TRUST V
       MFS International Strategic Growth Fund
       MFS International Value Fund
MFS SERIES TRUST X
       MFS Emerging Markets Equity Fund
       MFS International Growth Fund
       MFS International Investors Trust

CLASS 529A SHARES

MASSACHUSETTS INVESTORS TRUST
MASSACHUSETTS INVESTORS GROWTH STOCK FUND
MFS GOVERNMENT SECURITIES FUND
MFS SERIES TRUST I
       MFS Cash Reserve Fund
       MFS Value Fund
       MFS Strategic Growth Fund
       MFS New Discovery Fund
       MFS Research International Fund
MFS SERIES TRUST II
       MFS Emerging Growth Fund
MFS SERIES TRUST III
       MFS High Income Fund
MFS SERIES TRUST IV
       MFS Mid Cap Growth Fund
MFS SERIES TRUST V
       MFS Total Return Fund
       MFS Research Fund
       MFS International New Discovery Fund
MFS SERIES TRUST VII
       MFS Capital Opportunities Fund
MFS SERIES TRUST IX
       MFS Limited Maturity Fund
       MFS Bond Fund
       MFS Research Bond Fund

                                                                       EXHIBIT C
                                                                     (Continued)
MFS SERIES TRUST X
       MFS Strategic Value Fund
       MFS Conservative Allocation Fund
       MFS Moderate Allocation Fund
       MFS Growth Allocation Fund
       MFS Aggressive Growth Allocation Fund
MFS SERIES TRUST XI
       MFS Mid Cap Value Fund


                                      -2-